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EXHIBIT 10.16

                         COLLATERAL REPURCHASE AGREEMENT


         THIS COLLATERAL REPURCHASE AGREEMENT (the "Agreement") is made and entered into this 29th day of May, 1996 by and among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation, with its principal office and place of business at 370 Knollwood Street, Suite 500, Winston-Salem, North Carolina, 27103 ("Krispy Kreme"), MIDWEST DOUGHNUTS, L.L.C., a North Carolina limited liability company (the "Borrower") and THE FIRST NATIONAL BANK OF OLATHE (the "Bank").

                                R E C I T A L S :

               1. The Borrower has requested a loan from the Bank to finance the purchase of certain equipment, signage, furniture and fixtures for use at the Krispy Kreme Doughnut Shop to be established by Borrower at 4242
         S. Noland Road, Independence, Missouri.

               2. The Bank has agreed to lend to Borrower Nine Hundred Five Thousand and 00/100 Dollars ($905,000.00) secured in part by a security interest in the Equipment (as defined below) (the "Bank Loan") as evidenced by the Note (as defined below); and

               3. Therefore, the parties desire to enter into this Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto do agree as follows:

               1. A copy of the Note is attached hereto as EXHIBIT A and incorporated herein by reference (the "Note")

               2. Bank shall provide Krispy Kreme with a copy of any notice to Borrower declaring a default under the Note and demanding payment in full and a copy of any notice to Borrower after which Bank will exercise its remedies under the Note. Such copies shall be sent to Krispy Kreme within three (3) business days of the sending of the same to Borrower.

               3. In the event of a default under the Note, as long as Bank has fully complied with the terms of this Agreement, Bank shall have the right, but not the obligation, to demand by notice to Krispy Kreme (the "Notification") that Krispy Kreme repurchase the Equipment at a price equal to the lesser of (i) the original purchase price thereof or (ii) the unpaid balance of the applicable portion of the Bank Loan (the "Unpaid Balance"). Such lesser amount is sometimes herein referred to as the "Purchase Price". The parties acknowledge that the Bank Loan is for Borrower's entire project for purchase of real property and the construction, equipping and fixturing of a Krispy Kreme Doughnut Shop thereon and includes, but is not limited to, the purchase of the Equipment. Consequently,


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         the unpaid Bank Loan balance will be prorated in relationship to the amount of the Loan for the purchase of the Equipment to determine the Unpaid Balance as such term is used in this Agreement. For example, in the event the purchase price of the Equipment is $300,000 and the Bank Loan is $900,000, then the Unpaid Balance, for purposes of this Agreement, shall be equal to one-third (1/3) of the actual unpaid balance of the Bank Loan at the time of the Notification. Borrower's equity in its project in the amount of One Hundred Twenty Thousand and 00/100 Dollars ($120,000) will be deemed a down payment on the purchase of its real estate for purposes of computing the above-referenced proration.

               4. The parties acknowledge and agree that any default by Borrower under the Note or any other documents related to the Bank Loan, whether or not waived by the Bank, shall, at the option of Krispy Kreme, constitute a default under the Franchise Agreement, Development Agreement and any and all other agreements between Borrower and Krispy Kreme.

               5. The liability of Krispy Kreme hereunder shall be subject to, and conditioned upon, full and complete compliance by Bank with the following:

                     (a) Bank shall obtain and perfect a first priority security interest in the Equipment (the "Security Interest") and shall continuously maintain such perfected Security Interest from the moment Borrower acquires any interest in the Equipment. All filings and indicia of such Security Interest shall state that they are subject to the terms of this Agreement.

                     (b) Bank shall notify Krispy Kreme of each advance under
               the Bank Loan for any purchase of Equipment not from Krispy Kreme within thirty (30) days after such advance is made and Krispy Kreme's obligations to Bank hereunder shall be reduced by the amount of any advances for which Krispy Kreme does not receive such notice.

                     (c) The Security Interest shall be perfected separate and
               apart from any other security interest of Bank in and to any and all other property of Borrower.

                     (d) Any transfer of the Security Interest or any interest
               therein to any other party shall provide that it is subject to the terms of this Agreement and the transferee thereof shall enter into an agreement with Krispy Kreme agreeing to abide by the terms hereof.

                     (e) Bank shall not release the Security Interest in the
               Equipment nor shall Bank take any action, or fail to take any action, which action or failure to act will compromise or diminish the Security Interest in any way. Provided, however, Bank may release the Security Interest in portions of the Equipment if Bank, at Bank's election, either (i) fully releases Krispy Kreme from liability under this Agreement or (ii) determines that Borrower reasonably desires to replace the Equipment with


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               new or different equipment (the "New Equipment") of value and function comparable to that in which the Security Interest is to be released and ensures that the New Equipment is obtained by Borrower prior to such release and that the Security Interest applies to such New Equipment as a first priority Security Interest. Upon such replacement, the New Equipment shall be deemed to be "Equipment" under this Agreement. Bank shall provide notice to Krispy Kreme of any such release and shall provide Krispy Kreme with a list of the New Equipment and evidence that the Security Interest applies thereto.

               6. Upon election by Bank to require repurchase of the Equipment by Krispy Kreme hereunder, Bank shall assign and transfer the Security Interest to Krispy Kreme or such entity as Krispy Kreme may designate in writing. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

               7. Except as permitted under subparagraph 5(e) hereof, Borrower shall not sell or transfer, and Bank shall not consent to the sale or transfer, whether by gift or with or without consideration, of all or any part of the Equipment. Bank shall not sell or transfer the Equipment or any portion thereof through exercise of its rights under the Bank Loan and any documents executed in connection therewith, or otherwise, without first giving Krispy Kreme the option to purchase the Equipment in an amount equal to the Purchase Price. Bank shall provide notice to Krispy Kreme of its proposed transfer and thirty (30) days in which to exercise its right to purchase said Equipment. At the time Krispy Kreme purchases the Equipment, Bank shall also transfer the Security Interest as provided under Paragraph 6 above. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

               8. As used herein, the term Equipment shall mean all furniture, fixtures, equipment, doughnut making equipment and signage purchased by Borrower and reasonably necessary for the operation of a Krispy Kreme Doughnut Shop to be located at 4242 S. Noland Road, Independence, Missouri, and as to which the Security Interest is effective. Krispy Kreme must approve the purchase of each item of Equipment.

               9. Borrower consents and agrees to the terms of this Agreement and agrees to transfer the Equipment to Krispy Kreme immediately and at the same time as Krispy Kreme makes a payment of the Purchase Price to Bank or at the time Krispy Kreme elects to purchase the Equipment under Paragraph 7 hereof or as otherwise provided herein. Any such transfer shall be free and clear of all liens, claims or interests other than the Security Interest. In no event shall the Security Interest be permitted to merge with ownership of the Equipment.

               10. A partial list of the Equipment is attached as EXHIBIT B hereto and incorporated herein by reference. The parties agree to amend such list as each item of Equipment is purchased, upon the completion of the purchase of the Equipment, and again upon the purchase of any New Equipment. No New Equipment shall be considered a part of the Equipment until added to this EXHIBIT B.


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               11. All notices required or desired to be sent hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by a recognized overnight courier such as Airborne Express, FedEx, etc. and shall be effective on receipt. Any party may change the address for notices to it by notice sent in accordance herewith. Notices shall be sent the parties hereto at their respective addresses set forth below (or as such address may be changed as permitted herein):

                     IF TO KRISPY KREME:    Krispy Kreme Doughnut Corporation
                           By Mail:         P.O. Box 83
                                            Winston-Salem, NC 27102-0083
                                            Attention: Stephen A. Johnson
                           By Overnight:    370 Knollwood Street
                                            Suite 500
                                            Winston-Salem, NC 27103
                                            Attention: Stephen A. Johnson

                     IF TO BORROWER:        Midwest Doughnuts, L.L.C.
                                            620 Staffordshire Road
                                            Winston-Salem, NC 27104
                                            Attention: Philip R.S. Waugh, Jr.

                     IF TO BANK:            The First National Bank of Olathe
                           By Mail:         P.O. Box 1500
                                            Olathe, Kansas 66051-1500
                                            Attention: A.L. Wiley
                           By Overnight:    444 East Santa Fe Street
                                            Olathe, Kansas 66061
                                            Attention: A.L. Wiley

               12. No failure of Bank to provide Krispy Kreme with a copy of any notice sent to Borrower shall relieve Krispy Kreme of its liability hereunder.

               13. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and to the successors and assigns of Bank and Krispy Kreme. Borrower shall not have any right to assign this Agreement or any interest herein without the prior written consent of Bank and Krispy Kreme. Bank and Krispy Kreme shall each provide the other with a copy of any assignment of this Agreement. Any such assignment by Bank may be whole or partial, shall only be to a holder of an interest in the Note, and shall contain an agreement by the assignee to abide by the terms hereof. No assignment hereof by Krispy Kreme shall relieve it of its obligations hereunder without Bank's consent to such release.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective the day and year first above written.

                                        KRISPY KREME DOUGHNUT CORPORATION


                                        BY: /s/ Scott A. Livengood
                                            ------------------------------------
                                        PRINTED NAME: Scott A. Livengood
                                                      --------------------------
                                        PRINTED TITLE: President
                                                       -------------------------

                                        BORROWER:

                                        MIDWEST DOUGHNUTS, L.L.C.

                                        BY: /s/ Jimmy B. Strickland
                                            ------------------------------------
                                            JIMMY B. STRICKLAND, MANAGING MEMBER


                                        BANK:

                                        THE FIRST NATIONAL BANK OF OLATHE

                                        BY: /s/ A.L. Wiley
                                            ------------------------------------
                                        PRINTED NAME: A.L. Wiley
                                                      --------------------------
                                        PRINTED TITLE:  Senior Vice President
                                                        ------------------------